Exhibit 10.33

STOCK PLEDGE AGREEMENT

This STOCK PLEDGE AGREEMENT, dated as of March 12, 2007 (this “Pledge Agreement”), is executed by DAVID A. YONCE (“Debtor”), in favor of SOLARWINDS.NET, INC., an Oklahoma corporation (“Secured Party”).

RECITALS

A. Debtor has executed a Promissory Note (the “Note”) in favor of Secured Party to enable Secured Party to acquire the Pledged Securities (defined below).

B. In order to induce Secured Party to extend the credit evidenced by the Note, Debtor has agreed to enter into this Pledge Agreement and to pledge and grant to Secured Party the security interest in the Pledged Collateral described below.

AGREEMENT

NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Debtor hereby agrees with Secured Party as follows:

1. Definitions and Interpretation. Unless otherwise defined herein, all other capitalized terms used herein and defined in the Note shall have the respective meanings given to those terms in the Note, and all terms used herein and defined in the Oklahoma Uniform Commercial Code (the “UCC’) shall have the respective meanings given to those terms in the UCC.

2. The Pledge. To secure the Obligations as defined in Section 3 hereof, Debtor hereby pledges and assigns to Secured Party, and grants to Secured Party a security interest in, all of Debtor’s right, title and interest, whether now existing or hereafter arising in all instruments, certificated and uncertificated securities, money and general intangibles of, relating to or arising from the following property (the “Pledged Collateral”):

(a) The securities of the Secured Party listed on Schedule A hereto (the “Pledged Securities”);

(b) All dividends (including cash dividends), other distributions (including redemption proceeds), or other property, securities or instruments in respect of or in exchange for the Pledged Securities, whether by way of dividends, stock dividends, recapitalizations, mergers, consolidations, split-ups, combinations or exchanges of shares or otherwise; and

(c) All proceeds of the foregoing (“Proceeds”).

3. Security for Obligations. The obligations secured by this Pledge Agreement (the “Obligations”) shall mean and include all loans, advances, debts, liabilities and obligations, howsoever arising, owed by Debtor to the Secured Party of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), now existing or hereafter arising under or pursuant to the terms of the Note, including all interest, fees, charges, expenses, attorneys’ fees and costs and accountants’ fees and costs chargeable to and payable by Debtor hereunder and thereunder, in each case, whether direct or indirect, absolute or contingent, due or to become due, and whether or not arising after the commencement of a proceeding under Title 11 of the United States Code (11 U.S.C. Section 101 et seq.), as amended from time to time (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding.

4. Delivery of Pledged Collateral; Financing Statements. All certificates or instruments representing or evidencing the Pledged Collateral shall be promptly delivered to Secured Party and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Secured Party. Concurrently with the execution of this Pledge Agreement, Debtor shall execute and deliver to Secured Party the UCC-1 financing statement provided by Secured Party.

5. Representations and Warranties. Debtor hereby represents and warrants as follows;

(a) Issuance of Pledged Securities, etc. The Pledged Securities are owned by Debtor free and clear of any and all liens, pledges, encumbrances or charges arising through, by or under Debtor, and Debtor has not optioned or otherwise agreed to sell, hypothecate, pledge, or otherwise encumber or dispose of the Pledged Securities.

(b) Security Interest. The pledge of the Pledged Collateral creates a valid security interest in the Pledged Collateral, which security interest is a perfected and prior to any other security interest arising through, by or under Debtor, securing the payment of the Obligations and the obligations hereunder.

6. Further Assurances. Debtor agrees that at any time and from time to time, at Debtor’s expense, Debtor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

7. Events of Default; Remedies.

(a) Event of Default. An Event of Default shall be deemed to have occurred under this Pledge Agreement upon the occurrence and during the continuance of an Event of Default under the Note.

(b) Rights Under the UCC. In addition to all other rights granted hereby, and otherwise by law, Secured Party shall have, with respect to the Pledged Collateral, the rights and obligations of a secured party under the UCC. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR IN THE NOTE, IF SECURED PARTY FORECLOSES UPON OR OTHERWISE EXERCISES ITS RIGHTS WITH RESPECT TO THE PLEDGED COLLATERAL AND THE PROCEEDS THEREOF ARE NOT SUFFICIENT TO DISCHARGE

THE OBLIGATIONS, DEBTOR SHALL NOT BE LIABLE FOR ANY DEFICIENCY, IT BEING AGREED THAT SECURED PARTY’S SOLE RECOURSE FOR NON-PAYMENT OF THE OBLIGATIONS SHALL BE THE EXERCISE OF ITS RIGHTS AS SECURED PARTY WITH RESPECT TO THE PLEDGED COLLATERAL.

(c) Notice, Etc. In any case where notice of sale is required, ten (10) days’ notice shall be deemed reasonable notice. Secured Party may have resort to the Pledged Collateral or any portion thereof with no requirement on the part of Secured Party to proceed first against any other Person or property.

8. Secured Party Appointed Attorney-in-Fact.

Debtor hereby appoints Secured Party as Debtor’s attorney-in-fact, with full authority in the place and stead of Debtor and in the name of Debtor or otherwise, from time to time in Secured Party’s discretion and to the full extent permitted by law, to take any action and to execute any instrument which Secured Party may deem reasonably necessary or advisable to accomplish the purposes of this Pledge Agreement in accordance with the terms and provisions hereof, including without limitation, to receive, endorse and collect all instruments made payable to Debtor representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same.

Debtor hereby ratifies all reasonable actions that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable. The powers conferred on Secured Party hereunder are solely to protect its interests in the Pledged Collateral and shall not impose any duty upon Secured Party to exercise any such powers. Secured Party shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and in no event shall Secured Party or any of its officers, directors, employees or agents be responsible to Debtor for any act or failure to act, except for gross negligence or willful misconduct.

9. Miscellaneous.

(a) Notices. Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon Secured Party or Debtor under this Agreement or the Note shall be in writing and telecopied, mailed or delivered to each party at the address or telecopier number last given to the other party. All such notices and communications shall be effective (a) when sent by Federal Express or other overnight service of recognized standing for overnight delivery, on the business day following the deposit with such service; (b) when mailed by registered or certified mail, first class postage prepaid and addressed as aforesaid through the United States Postal Service, upon receipt; (c) when delivered by hand, upon delivery; and (d) when telecopied, upon confirmation of receipt.

(b) Nonwaiver. No failure or delay on Secured Party’s part in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right.

(c) Amendments and Waivers. This Pledge Agreement may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by Debtor and Secured Party. Each waiver or consent under any provision hereof shall be effective only in the specific instances for the purpose for which given.

(d) Assignments. This Pledge Agreement shall be binding upon and inure to the benefit of Secured Party and Debtor and their respective successors and assigns; provided, however, that Debtor may not assign its rights and duties hereunder without the prior written consent of Secured Party.

(e) Cumulative Rights, etc. Subject to the limitations expressed herein, the rights, powers and remedies of Secured Party under this Pledge Agreement shall be in addition to all rights, powers and remedies given to Secured Party by virtue of any applicable law, rule or regulation of any governmental authority, the Note or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Secured Party’s rights hereunder.

(f) Payments Free of Taxes, Etc. All payments made by Debtor under this Pledge Agreement and the Note shall be made by Debtor free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions and withholdings. In addition, Debtor shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance and enforcement of this Pledge Agreement and the Note. Upon request by Secured Party, Debtor shall furnish evidence satisfactory to Secured Party that all requisite authorizations and approvals by, and notices to and filings with, governmental authorities and regulatory bodies have been obtained and made and that all requisite taxes, levies and charges have been paid.

(g) Partial Invalidity. If at any time any provision of this Pledge Agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Pledge Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

(h) Expenses. Each of Debtor and Secured Party shall bear its own costs in connection with the preparation, execution and delivery of, and the exercise of its duties under, this Pledge Agreement and the Note.

(i) Governing Law. This Pledge Agreement shall be governed by and construed in accordance with the laws of the State of Oklahoma without reference to conflicts of law rules (except to the extent governed by the UCC).

(j) Jury Trial. EACH OF DEBTOR AND SECURED PARTY, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING HERETO IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT.

IN WITNESS WHEREOF, Debtor has caused this Pledge Agreement to be executed as of the day and year first above written.

DAVID A. YONCE

By:	/s/ DAVID A. YONCE
Name:	David Yonce
Title:

ACKNOWLEDGED:

SOLARWINDS.NET, INC.

By:	/s/ KEVIN B. THOMPSON
Name:	Kevin B. Thompson
Title:	CFO

SCHEDULE A

TO PLEDGE AGREEMENT

SHARES

Issuer	Certificate No.	Certificate Date	Registered Holder
SolarWinds.Net, Inc.	56	March 13, 2007	David A. Yonce